______________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2014

INTERSECTIONS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50580 (Commission File Number)	54-1956515 (IRS Employer Identification No.)

3901 Stonecroft Boulevard
Chantilly, Virginia 20151
(Address of Principal Executive Offices) (Zip Code)

(703) 488-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
______________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Chief Operating Officer

On August 18, 2014, Intersections Inc. (the “Company”) announced that Mr. Johan Roets has been appointed Chief Operating Officer of the Company.  Currently in transition from Argentina, Mr. Roets is expected to commence his duties with the Company during the first week of September.

Mr. Roets, age 49, previously served from June 2009 to March 2014 as Head of Personal and Business Banking with Industrial and Commercial Bank of China (Argentina) (formerly known as Standard Bank Argentina), after previously serving at the Director level within the Standard Bank Group’s retail banking division in a number of roles.  Prior to joining Standard Bank, Africa’s largest banking group, Mr. Roets founded the IQ Business Group, a business process outsourcing company in South Africa.  Mr. Roets began his career with Arthur Andersen & Company and moved through the ranks to later make National Partner in the firm before his departure in 1998.  Mr. Roets holds a Bachelor of Commerce (Cum Laude), Honors Bachelor of Commerce (Accounting) and Honors Bachelor of Accounting Degrees from North-West University and is a Chartered Accountant (South Africa).

There are no arrangements or understandings between Mr. Roets and any other persons pursuant to which he was selected as Chief Operating Officer.  There are also no family relationships between Mr. Roets and any director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with Mr. Roets’s employment with the Company, Mr. Roets will receive an annual base salary of $500,000, be eligible to participate in a bonus plan (subject to the approval of the Company’s Board of Directors) and be granted an award of 200,000 restricted stock units (RSUs) on the effective date of his employment, which will vest in four equal annual installments beginning on the first anniversary of the date of grant.  Mr. Roets will also enter into the Company’s standard indemnification agreement for directors and executive officers.

Further details regarding the above can be found in a copy of the press release that is furnished hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description

99.1	Press release dated August 18, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 20, 2014

INTERSECTIONS INC.

By: /s/ Neal Dittersdorf
Name: Neal Dittersdorf Title: Executive Vice President

 EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 18, 2014